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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  January 21, 1994




                         U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500









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Item 5.  Other Events

On January 21, 1994, U S WEST, Inc. (the "Company") released its fourth-quarter earnings results. Such release is attached hereto as Exhibit 99.

Item 7.  Exhibits

     99a     Press Release issued by the Company, dated January
             21, 1994.

     99b.1   Unaudited Consolidated Statements of Income of the
             Company for quarters ended December 31, 1992 and December 31, 1993, filed in connection with the Press Release dated January 21, 1994.

     99b.2 Unaudited Selected Consolidated Data of the Company for quarters ended December 31, 1992 and December
             31, 1993, filed in connection with the Press Release dated January 21, 1994.

     99b.3   Audited Consolidated Statements of Income of the
             Company for years ended December 31, 1992 and December 31, 1993, filed in connection with the Press Release dated January 21, 1994.

     99b.4 Unaudited Selected Consolidated Data of the Company for years ended December 31, 1992 and December 31,
             1993, filed in connection with the Press Release dated January 21, 1994.

     99b.5 Audited Consolidated Balance Sheets of the Company for years ended December 31, 1992 and December 31,
             1993, filed in connection with the Press Release dated January 21, 1994.

     99b.6 Audited Consolidated Statements of Cash Flows of the Company for years ended December 31, 1992 and December 31, 1993, filed in connection with the Press Released dated January 21, 1994.

     99b.7   Unaudited Statement of Income from Operations of
             U S WEST Communications, Inc. for quarters ended December 31, 1992 and December 31, 1993, filed in connection with the Press Release dated January 21, 1994.



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     99b.8   Unaudited Statement of Income from Operations of
             U S WEST Communications, Inc. for years ended December 31, 1992 and December 31, 1993, filed in connection with the Press Release dated January 21, 1994.












































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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.

                                    /s/ STEPHEN E. BRILZ

                                    By __________________________
                                       Stephen E. Brilz
                                       Senior Attorney and
                                       Assistant Secretary

Dated:  January 21, 1994